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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 3, 1997



                  AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
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             (Exact name of registrant as specified in its charter)



      Florida                        1-7255                   59-1219710
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(State or incorporation           (Commission               (IRS Employer
   or organization)               File Number)            Identification No.)



1776 American Heritage Life Drive
     Jacksonville, Florida                                     32224
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number:                    (904) 992-1776
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                                     N/A
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       (Former name or former address, if changed since last report)





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Item 2. Acquisition or Disposition of Assets.

         American Heritage Life Investment Corporation (the "Company") through its principal subsidiary American Heritage Life Insurance Company ("Heritage"), acquired by merger Columbia Universal Corporation ("Columbia"), whose principal subsidiary is Columbia Universal Life Insurance Company ("Columbia Universal"). This was accomplished pursuant to an Agreement and Plan of Merger, dated January 2, 1997, among Columbia, the Company and AH Acquisition Corporation, a wholly owned subsidiary of Heritage (the "Merger"). This Agreement and Plan of Merger is Exhibit 99(a) to this Report.

         (a) The acquisition and Merger was closed on March 3, 1997, for $44 million cash paid by Heritage. At December 31, 1996, Columbia had assets of $400 million and Columbia Universal had life insurance volume in force of $1.6 billion. For the year ended December 31, 1996, Columbia Universal had premium and premium equivalents of $36.4 million. Reference is made to a Company News Release, dated March 3, 1997, which is Exhibit 99(b) to this Report, which exhibit is incorporated herein by reference.

         The consideration paid for the assets was determined by arms length negotiations between the management of Heritage and the management and shareholders of Columbia all of whom were independent third parties having no relationship or affiliation with the Company or any of its affiliates, directors or officers.

         The purchase price for the assets has been financed in part by a portion of a line of credit provided by a bank syndicate, which includes Barnett Bank, N.A., SouthTrust Bank of Alabama, National Association, SunTrust Bank, North Florida, N.A. and in part by internally generated cash of Heritage. Reference is made to a Loan Agreement, dated February 21, 1997, among Heritage and the aforementioned banks and related documents which is Exhibit 99(c) to this Report, which exhibit is incorporated herein by reference.

         After the closure of the Merger on March 3, 1997, Heritage made a cash capital contribution on March 4, 1997, to Columbia Universal of $10 million. Reference is made to a Company News Release, dated March 4, 1997, which is
Exhibit 99(d) to this Report, which exhibit is incorporated herein by reference. Part of the funds for this capital contribution were obtained under the above-described bank line of credit and part were internally generated cash of Heritage.

         (b) Not applicable.




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Item 7.  Financial Statements and Exhibits.

         Listed below are the financial statements, proforma financial information and exhibits, if any, filed as part of this report.

         (a) Financial Statements of the Business Acquired.

                  (1) It is impracticable to provide the required financial statements for the assets acquired at the time this report on Form 8-K is due to be filed. The financial statements will be filed as they become available. It is contemplated that the financial statements will be filed as soon as possible but no later than 60 days after this report on Form 8-K is due to be filed, and when such financial statements become available, this Form 8-K report will be amended on a Form 8-K/A report as soon as practicable to reflect the financial statements, which will be no later than 60 days after the report on this Form 8-K is due.

                  (2) Reference is made to paragraph (1) above.

                  (3) Not applicable.

         (b) Proforma Financial Information.

                  (1) It is impracticable to provide the required proforma financial information relative to the acquisition of the assets acquired at the time this report on Form 8-K is due to be filed. The proforma financial information relative to the acquisition of the assets will be filed as it becomes available. It is contemplated that this proforma financial information will be filed as soon as possible but no later than 60 days after this report on Form 8-K is due to be filed, and when such proforma financial information becomes available, this Form 8-K report will be amended on a Form 8-K/A report as soon as practicable to reflect the proforma financial information relative to the acquisition of the assets, which will be no later than 60 days after the report on this form 8-K is due.

         (c) Exhibits

             Exhibit Number              Description of Exhibit

             99(a) Agreement and Plan of Merger among Columbia Universal Corporation and American Heritage Life Investment Corporation and AH Acquisition Corporation, dated January 2, 1997. Incorporated by reference to
                                         Exhibit 99 of a Report of the

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                                         Registrant on Form 8-K, dated
                                         February 2, 1997.

             99(b) American Heritage Life Investment Corporation News Release, dated March 3, 1997.

             99(c) Loan Agreement, dated February 21, 1997, among American Heritage Life Investment Corporation, Barnett
                                         Bank, N.A., SouthTrust Bank of
                                         Alabama, National Association,
                                         SunTrust Bank, North Florida, N.A.
                                         and related documents.

             99(d) American Heritage Life Investment Corporation News Release, dated March 4, 1997.


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                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AMERICAN HERITAGE LIFE INVESTMENT
                                         CORPORATION



Date:  March 17, 1997                    By:  /s/ W. Michael Heekin
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                                             W. Michael Heekin
                                             Senior Vice President,
                                             and Corporate Secretary




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                                  EXHIBIT INDEX

         The following designated exhibits are filed herewith:

Exhibit

 99(a) Agreement and Plan of Merger among Columbia Universal Corporation and American Heritage Life Investment Corporation and AH Acquisition Corporation, dated January 2, 1997. Incorporated by reference to Exhibit 99 of a Report of the Registrant on Form 8-K, dated February 2, 1997.

 99(b) American Heritage Life Investment Corporation News Release, dated March 3, 1997.

 99(c) Loan Agreement, dated February 21, 1997, among American Heritage Life Investment Corporation, Barnett Bank, N.A., SouthTrust Bank of Alabama, National Association, SunTrust Bank, North Florida, N.A. and related documents.

 99(d) American Heritage Life Investment Corporation News Release, dated March 4, 1997.


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